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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Gardner Denver, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ross J. Centanni, Chairman of the Board and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to Exchange Act Rule 13a-14(b) and 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 /s/ Ross J. Centanni
                                                 -------------------------------
                                                   ROSS J. CENTANNI
                                                   CHAIRMAN, PRESIDENT AND
                                                   CHIEF EXECUTIVE OFFICER
                                                   GARDNER DENVER, INC.
                                                   NOVEMBER 9, 2005




       A signed original of this written statement required by Section 906 has been provided to Gardner Denver and will be retained by Gardner Denver and furnished to the Securities and Exchange Commission or its staff upon request.





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